Before You Invest

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.toreadorfunds.com/library.aspx. You can also get this information at no cost by calling (800) 343-5902 or by sending a written request to Toreador Core Fund, c/o Huntington Asset Services, Inc., P.O Box 6110, Indianapolis, Indiana, 46206. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated August 29, 2013.

Investment Objective

The investment objective of the Toreador Core Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%
Other Expenses	0.83%	0.58%
Acquired Fund Fees and Expenses	0.01%	0.01%

Total Annual Fund Operating Expenses	1.74%	1.49%
Fee Waiver/Expense Reimbursement [1]	(0.53%)	(0.53%)

Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	1.21%	0.96%
[1]

The Fund’s adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, taxes; any indirect expenses, such as such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2014, subject to the adviser’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the expense cap in place at the time of the waiver and the expense cap in place at the time of the repayment. This expense cap may not be terminated prior to this date except by the Board of Trustees.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the adviser’s agreement to waive fees and/or reimburse expenses for one year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Retail Class	$123	$496	$894	$2,008
Institutional Class	$98	$421	$767	$1,744

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Expense Example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.94% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500© Index or the Russell 1000© Index. As of May 31, 2013, the Russell 1000 Index was composed of companies having market capitalizations of between $1.82 billion and $422 billion. As of March 28, 2013 the S&P 500 was composed of companies having market capitalizations of between $1.82 billion and $415.66 billion. In choosing investments, the Fund’s adviser, Toreador Research & Trading LLC (the “Adviser”), typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

The Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, the Advisor’s goal is to identify companies that it believes have the potential for superior performance within each sector.

The Fund may also invest in small- and mid-cap companies, convertible securities, preferred stocks, and other investment companies (including exchange-traded funds, (“ETFs”)). The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure.

The Adviser will typically sell a company from the Fund’s portfolio when the trading price of the company’s stock exceeds the Adviser’s estimate of the company’s fundamental value and/or there are other companies that the Adviser believes offer greater investment potential.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711

Principal Risks

All investments involve risk, and the Fund cannot guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The equity securities purchased by the Fund may involve large price swings and potential for loss.

•	Management Risk. The strategies used by the Adviser may fail to produce the intended result.
•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•

Investment Company Securities Risk. When the Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses paid by the underlying fund, which results in higher Fund expenses. The Fund may be affected by losses of underlying funds and the level of risk arising from their investment practices. ETFs are subject to additional risks, such as the fact that an ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop for shares of the ETF.

•

Foreign Securities Risk. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable.

•	Preferred Stock Risk. Preferred stocks rated in the lowest categories of investment grade have speculative characteristics.
•

Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds, which may result in increased brokerage and other expenses or higher current realization of capital gains and a potentially larger current tax liability.

•

Options Risks. To the extent the Fund enters into an options transaction for hedging purposes, imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

•

Derivatives Risks. A small investment in derivatives (including options) could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711

Performance

The bar chart below shows how the Fund’s investment returns have varied from year to year since the Fund’s inception as represented by the performance of Retail Class shares (the Class with the longest period of annual returns). The performance of Institutional Class shares will differ due to differences in expenses. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Year-By-Year Annual Returns as of December 31st

Retail Class

During the period shown in the bar chart, the highest return for a quarter was 17.41% during the quarter ended September 30, 2009 and the lowest return for a quarter was -24.47% during the quarter ended December 31, 2008. The Retail Class year to date return as of June 30, 2013 was 16.84%.

Average Annual Total Returns (for the periods ended December 31, 2012)

The Fund – Retail Class Shares	One (1) Year	Five (5) Years	Since Inception[1]
Return Before Taxes	16.24%	1.10%	1.95%
Return After Taxes on Distributions	15.39%	0.93%	1.81%
Return After Taxes on Distributions and Sale of Fund Shares	11.29%	0.91%	1.64%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	16.42%	1.92%	3.97%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	20.60%	7.01%	5.43%
The Fund – Institutional Class Shares
Return Before Taxes	16.57%	N/A	10.52%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	16.42%	N/A	13.25%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	20.60%	N/A	14.98%

[1]	Retail Class shares commenced operations on June 2, 2006. Institutional Class shares commenced operations on September 1, 2009.

After-tax returns are shown for the Retail Class only. After-tax returns for the Institutional Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2012 and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 343-5902 or accessed on the Fund’s website at www.toreadorfunds.com.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711

Toreador Core Fund

c/o: Huntington Asset Services, Inc.

P.O. Box 6110

Indianapolis, IN 46206

Portfolio Management

Investment Adviser

Toreador Research & Trading LLC

Portfolio Managers

The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception in June 2006:

•	Paul Blinn – Managing Member of the Adviser
•	Rafael Resendes – Managing Member of the Adviser

Purchase and Sale of Fund Shares

Minimum Initial Investment

$1,000 for Retail Class shares

$10,000 for Institutional Class shares

Minimum Subsequent Investments

$100 for both share classes

To Place Buy or Sell Orders

By Mail:	Toreador Core Fund
c/o: Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, IN 46206
By Phone: (800) 343-5902

You may sell or redeem shares through your dealer or financial adviser. Please contact your financial intermediary directly to find out of additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TOREADOR RESEARCH & TRADING LLC • 7493 NORTH INGRAM • SUITE 104 • FRESNO, CALIFORNIA 93711